Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mudrick Capital Management, L.P.

Address of Joint Filer:	527 Madison Avenue, 6th Floor New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]

Date of Earliest Transaction Required to be Reported:	October 1, 2020

Designated Filer:	Mudrick Capital Management, L.P.

Signature:
Mudrick Capital Management, L.P.
By:	Mudrick Capital Management, LLC, its general partner
By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Managing Member
October 5, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Jason Mudrick

Address of Joint Filer:	c/o Mudrick Capital Management, L.P. 527 Madison Avenue, 6th Floor New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner; Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]

Date of Earliest Transaction Required to be Reported:	October 1, 2020

Designated Filer:	Mudrick Capital Management, L.P.
Signature:
By:	/s/ Jason Mudrick
Name:	Jason Mudrick
October 5, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mudrick Distressed Opportunity Fund Global, LP

Address of Joint Filer:	527 Madison Avenue, 6th Floor New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]

Date of Earliest Transaction Required to be Reported:	October 1, 2020

Designated Filer:	Mudrick Capital Management, L.P.
Signature:
Mudrick Distressed Opportunity Fund Global, LP
By:	Mudrick GP, LLC
By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member
October 5, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Verto Direct Opportunity II LP

Address of Joint Filer:	c/o Mudrick Capital Management, L.P. 527 Madison Avenue, 6th Floor New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]

Date of Earliest Transaction Required to be Reported:	October 1, 2020

Designated Filer:	Mudrick Capital Management, L.P.
Signature:
Verto Direct Opportunity II LP
By:	Verto Direct Opportunity GP, LLC, its general partner
/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member
October 5, 2020